Earnings Conference Call – First Quarter 2014
May 6, 2014
The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF
Industries, Inc. (“CF”) and the ammonia supply agreements with CF; the benefits of the transactions with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from difficulties with realization of the benefits of the transactions with CF, including the risks that the acquired assets may not be integrated successfully or that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements;
resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; the ability of the Northern
Promise joint venture among Mosaic, Ma’aden and SABIC to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic assumed in the Florida phosphate assets acquisition or the cost of Mosaic’s commitments to repurchase its stock; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving
Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Our Operating Environment
Logistics

Phosphates
Potash
Rail constrained:
US & Canada
Resolution timing
uncertain
Mississippi opens
behind schedule
Increased
distributor risk
appetite
Market prices up since
Q4’13:
Strong demand
Global logistics constraints
Q2/H2 considerations:
Seasonal price softening
India demand & China exports
Volumes:
Leveraged warehouse
positioning
Shipment lag impacted
production and margins
Q2/H2 considerations:
India demand
Resolution of logistical
constraints and N.A. fill demand

First Quarter Financial Highlights
$2.0 billion $267 million
$0.54 diluted earnings per share
$627 million in cash from operations
$1,254
$733
0
Net Sales
Phosphates
Potash
$166
$138
Operating Earnings

Strategic Accomplishments
Closed CF phosphate acquisition
Announced purchase of ADM’s Brazil fertilizer business
Continued to execute K3 expansion on time and on budget
Committed to purchasing 12% of shares outstanding in total
Announced and purchased 8.2 million Class A shares from select
Cargill Family trusts
Purchased 28 million Class A Shares from the MAC Trusts
Announced expansion of MicroEssentials
®
capacity
Continued strong safety performance
Implementing plans to generate enterprise wide cost savings

Financial Results Review

Capital and Balance Sheet Update

A balanced approach to capital allocation
*June 30 2012 – June 30 2014. Actual 3Q12 through 1Q14 plus 25% of the midpoint of the 2014 CAPEX guidance.
**Includes full 51.6 million share commitment, and assumes dividends of $1/share annually.
Total:
$8.7 Billion
16%
15%
31%
38%
Capital Allocation:  2 Year Summary*
Maintenance
Organic Growth
Investment Commitments
Return to Shareholders**
- $520M P
- $730M K
- $125M Other
- ~$2.5B share repurchases
- ~$840M dividends
- $270M P
- $760M K
- $245M Other
- $1B Ma’aden
-
$1.4B CF Phosphates acquisition
-
$350M ADM Fertilizer acquisition

Pro Forma Balance Sheet
Mid 2014 Pro Forma
$    450
$ 4,384
(1) Uses FactSet estimates,
(2) See reconciliation in appendix
(3) EBITDA is earnings before interest, taxes, depreciation and amortization
Capital returns
beyond mid 2014
a function of:
Cash flow
generation
Available
investment
opportunities
We believe these non GAAP financial
measures, Adjusted debt, EBITDA and
their ratio, are useful, as they align to
rating agency views of our credit
strength and our own established and
disclosed  financial targets.
Estimated
Surplus
Cash
(1)(2)
Expected
Adjusted
Debt
(2)
Targeted
Adjusted
Debt /
EBITDA
(3)
Implied
EBITDA
(3)
2.0
1.5
$2,923
$2,192

Welcomed 700 new employees
Q2 accounting impact:
Near zero margin on acquired finished
product
On track to achieve previously stated 2015
targets:
$40-$50 million of pre-tax synergies
EBITDA accretion of $230-$240 million
CF Integration Update
EBITDA is earnings before interest, taxes, depreciation and amortization.

Year over Year:
Prices
Down 29% in Potash
Down 16% in Phosphates
Volumes:
Up 17% in Potash
Up 1% in Phosphates
Revenue: down 14%
Gross Margin: down 36%
SG&A: up 31%
EPS:  down 39%
First Quarter Financials

Phosphates Segment Highlights
$ In millions, except DAP price Q1 2014 Q4 2013 Q1 2013
Net sales $1,254 $1,556 $1,501
Gross Margin $207 $188 $253
Percent of net sales 17% 12% 17%
Operating earnings $138 $96 $185
Sales volumes 2.7 3.4 2.7
NA production volume (a) 2.0 2.0 2.0
Finished product operating rate 79% 81% 84%
Avg DAP selling price $414 $381 $491
(a) Includes crop nutrient dry concentrates and animal feed ingredients
11
0
50
100
150
200
250
300
350
Q1 2013 OE Sales
price
Sales
volumes
Raw
materials
Other Q1 2014 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS
First quarter highlights:
The year-over-year decline in net sales is driven by lower finished product pricing.
The year-over-year change in gross margin dollars reflects lower finished product prices, partially offset by lower raw material costs.

Potash Segment Highlights
First quarter highlights:
$ In millions, except MOP price Q1 2014 Q4 2013 Q1 2013
Net sales $733 $652 $825
Gross Margin $212 $134 $397
Percent of net sales 29% 21% 48%
Operating earnings $166 $88 $306
Sales volumes 2.4 1.9 2.0
Production volume 1.9 1.7 2.2
Production operating rate 70% 65% 83%
Avg MOP selling price $267 $303 $376
12
Decline in net sales was driven by lower realized MOP prices, partially offset by higher sales volumes.
The year-over-year decrease in operating earnings was driven by lower realized prices, a lower operating rate, and higher depreciation, partially offset by lower brine management costs.
0
50
100
150
200
250
300
350
Q1 2013 OE Sales       Sales volumes
price
Resource
taxes &
royalties
Other Q1 2014 OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

Financial Guidance Summary
Phosphates Guidance – 2014
Q2 Sales volume 3.1 – 3.4 million tonnes
Q2 DAP selling price $430- $460 per tonne
Q2 Gross margin rate in the high teens
Q2 Operating rate in the mid 80 percent range
Potash Guidance – 2014
Q2 Sales volume 2.2 – 2.5 million tonnes
Q2 MOP selling price $250-$275 per tonne
Q2 Gross margin rate around the high twenty percent range
Q2 Operating rate mid 80 percent range
Canadian Resource Taxes
and Royalties - 2014
$120 -$180 million
Brine Management – 2014 Approximately $200 million

Financial Guidance Summary
Corporate Guidance – 2014
Total SG&A - 2014 $400 - $425 million
Capital Expenditures and
Equity Investments - 2014
$1.2 billion to $1.4 billion
Effective Tax Rate - 2014 Mid to high 20 percent range

Helping the World Grow the Food it Needs

Global Phosphate Shipments by Region
Million Tonnes
DAP/MAP/TSP
Feb
2013E
May
2013E
Feb
Low
2014F
Feb
High
2014F
May
Low
2014F
May
High
2014F Comments
China 21.9 21.5 22.0 22.4 22.0 22.2
Continued moderate growth - high analysis products capture
the bulk of phosphate demand growth and continue to
displace low analysis products such as FMCP and SSP.
India 8.0 8.0 9.0 9.6 9.0 9.2
Strong rebound expected due to a small increase in farm use
and a smaller drawdown of channel inventories this year
(DAP imports = 5.0-5.5 mmt; DAP fabrication = 3.5-4.0 mmt).
Other Asia/Oceania 6.6 6.5 6.6 6.8 6.7 6.8
Demand is expected to show modest to moderate growth
across  most countries in the region, including 3+% increases in Pakistan, Thailand and Vietnam.
Europe and FSU 4.4 4.4 4.4 4.6 4.5 4.6
Demand is expected to hold steady or increase modestly in
most countries.  More upside possible if crop prices remain at current levels or rally later this year.
Brazil 6.5 7.1 6.6 6.8 7.2 7.5
A step-up in shipments in 2013.  Further gains forecast due
to continued high prices for the main Brazilian crops.  Off to a great start this year with record Q1 imports.
Other Latin America 2.9 2.9 2.9 3.0 2.9 3.0
Shipments are expected to increase 100,000 tonnes this year
due to gains in Central America (but remain less than the
2012 peak due to continued uncertainties in Argentina).
North America 9.1 9.1 8.7 8.9 8.8 9.0
Shipments are expected to drop slightly from the 2013 record due to lower U.S. corn acreage (91-93 million) and lower
Canadian wheat and canola acreage.
Other 3.8 3.8 3.9 4.1 3.9 4.1
Demand is expected to continue to grow in Africa and the
Mideast due to high crop prices as well as efforts to promote the balanced use of plant nutrients.
Total 63.1 63.2 64.1 66.1 64.9 66.3
Our point estimate is 65.5 million tonnes.
Source: Fertecon and Mosaic.
Numbers may not sum to total due to rounding.

Global Potash Shipments by Region
Million Tonnes
Muriate of Potash
(KCl)
Feb
2013E
May
2013E
Feb
Low
2014F
Feb
High
2014F
May
Low
2014F
May
High
2014F Comments
China 11.0 11.0 11.6 12.0 11.7 11.9
Net imports are projected to increase from 5.8 million tonnes in 2013 to 6.4 million tonnes in 2014.  Production is expected to increase 300,000 tonnes to 5.3 million this year.
India 3.2 3.2 4.0 4.5 3.8 4.3
Strong rebound due to lower potash prices, profitable farm
economics and lean channel inventories.  Import economics
work even with the subsidy cut and assuming a stable rupee.
Indonesia/Malaysia 4.3 4.1 4.5 4.6 4.5 4.6
Strong rebound underpinned by higher palm oil prices,
profitable farm economics and supplier competition to
maintain or increase share in this key growth region.
Other Asia/Oceania 4.3 4.2 4.5 4.7 4.4 4.5
Significant gains expected in Bangladesh, New Zealand,
South Korea and Sri Lanka with prospects in other countries
mostly stable.
Europe and FSU 10.5 10.2 11.3 11.7 10.7 10.9
Robust growth due to increases in NPK production for both
export and domestic markets as well as greater on-farm
direct application in the FSU and Eastern Europe.
Brazil 8.2 8.3 8.5 8.8 8.6 8.8
Demand prospects remain strong due to continued high
prices for the main Brazilian crops.  Imports projected to total
8.4 mmt with domestic deliveries of 0.3 mmt from Taquari.
Other Latin America 1.8 2.2 1.9 1.9 2.5 2.6
Continued strong growth led by Chile, Colombia, Mexico,
Venezuela and several other Central American countries.
North America 9.0 8.9 8.9 9.2 9.0 9.1
Shipments are expected to remain steady to increase slightly because the expected switch from corn to soybeans likely will have less impact on potash use.
Other 1.5 1.4 1.7 1.8 1.6 1.6
Moderate growth expected in other regions such as Africa
and the Mideast.
Total 53.9 53.6 56.8 59.1 56.7 58.1
Our point estimate is 57.4 million tonnes.
Source:  Fertecon and Mosaic.
Numbers may not sum to total due to rounding.

Q1 2014 Percent
Ammonia ($/MT)
Realized in COGS $374
Average Purchase Price $432
Sulfur ($/LT)
Realized in COGS $96
Average Purchase Price $117
Phosphate rock (used in production)
('000 metric tonnes)
US mined rock 3,308 91%
Purchased Miski Mayo rock 233 6%
Other purchased rock 110 3%
Total 3,651 100%
Average cost / tonne consumed rock $64
Raw Material Cost Detail

Phosphate Raw Material Trends
Ammonia Sulfur
($/tonne)
($/tonne)
1. Market ammonia prices are average prices based upon Tampa C&F as reported by Fertecon
2. Market sulfur prices are average prices based upon Tampa C&F as reported by Green Markets
3. Realized raw material costs include:
2
2
1
$-
$50
$100
$150
$200
$250
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014F
Q2
2014F
Realized in Cost of Goods Sold Market Prices
$-
$100
$200
$300
$400
$500
$600
$700
$800
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014F
Realized Costs Market Prices
~$20/tonne of transportation, transformation and storage costs for sulfur
~$30/tonne of transportation and storage costs for ammonia

(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing
2014 Q1
Actual
Change
2014 Q1
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS Impact
Marketing
MOP Price ($/tonne)
(b)
$267 $50 29% 15% $112 $0.20
Potash Volume
(million tonnes)
2.4 0.5 29% 10% $72 $0.13
DAP Price ($/tonne) $414 $50 17% 9% $112 $0.20
Phosphate Volume
(million tonnes)
2.7 0.5 17% 5% $64 $0.12
Raw Materials
Sulfur ($/lt) $96 $50 17% 4% $49 $0.09
Ammonia ($/tonne) $374 $50 17% 2% $26 $0.05
Earnings Sensitivity to Key Drivers (a)

Pro Forma Balance Sheet Reconciliation
(1) EBITDA is earnings before interest, taxes, depreciation and amortization
(2) Assumes $50/share price on remaining announced repurchases after March 31, 2014
(3) Estimates for EBITDA and CAPEX are from FactSet Research Systems, Inc.
(4) $3.05 billion as of March 31, 2014 plus an assumption of draw down of $800 million in term loans.
Mid-Year
Surplus Cash $                450
Total Adjusted Debt $             4,384
Q1'14 Cash Balance $      2,491
Expected Debt Increase $                  800
Cash flows for Q2 (EBITDA
(1)
- CAPEX)
(3)
$                  307
Maaden investment $               (200)
Remaining MAC trust share repurchase
(2)
$               (773)
Reserved for Future Cash Uses
Future Ma'aden $               (450)
Future Brazil acquisition $               (350)
RCRA Trust funding $               (625)
Liquidity Buffer $               (750)
Surplus Cash $         450
Short term Debt $                     41
Long term Debt
(4)
$              3,810
Unfunded Pension Obligations -
Lease Obligations $                  533
Total Adjusted Debt $             4,384
FactSet Estimates:
Q2 EBITDA
(1)
$                  633
Q2 CAPEX $                  326